UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2023

Vivid Seats Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40926	86-3355184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington Street Suite 900
Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 291-9966

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

The information set forth under Item 2.01 of this report is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets

Agreement and Plan of Merger

On November 3, 2023, Vivid Seats Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VDC Holdco, LLC, a Delaware limited liability company (“VDC”), Viva Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Viva Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), the Unitholders named therein (the “Unitholders”) and the Unitholders’ Representative named therein. The Merger Agreement provides for the Company’s acquisition of VDC (the indirect parent company of Vegas.com, LLC) through a two-step merger, consisting of (i) Merger Sub I merging with and into VDC, with VDC continuing as the surviving company and becoming a wholly owned subsidiary of the Company, and (ii) VDC subsequently merging with and into Merger Sub II, with Merger Sub II continuing as the surviving company and as a wholly owned subsidiary of the Company (collectively, the “Acquisition”).

Also on November 3, 2023, upon the satisfaction or waiver of all the conditions set forth in the Merger Agreement, the Company completed the Acquisition.

The aggregate consideration paid by the Company pursuant to the Merger Agreement was approximately $243.8 million, which is subject to customary closing adjustments, comprised of approximately $153.6 million in cash and approximately 15.6 million shares of the Company’s Class A common stock (the “Class A Shares”) (calculated based on a price per Class A Share of $5.80, representing the average daily volume weighted price per Class A Share for each of the five consecutive trading days ending on November 2, 2023). The Company financed the cash portion of the consideration with cash on hand. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Acquisition expired at 11:59 p.m. ET on October 18, 2023.

The Merger Agreement contains representations and warranties that the parties made to each other as of the date thereof (or other dates specified therein). The assertions in the representations and warranties were made for purposes of the contract among the parties, were solely for the benefit of the parties, are subject to important qualifications and limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing matters as facts) and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors and documents filed with the Securities and Exchange Commission (the “SEC”). The terms of the Merger Agreement may be also subject to waiver or modification. Investors should not rely on the representations and warranties, or any description thereof, as characterizations of the actual state of facts or condition of any party or matter.

Registration Rights and Lockup Agreement

In connection with the Merger Agreement, on November 3, 2023, the Company entered into a Registration Rights and Lockup Agreement (the “Registration Rights and Lockup Agreement”) with the Unitholders, pursuant to which 50% of the Class A Shares issued by the Company pursuant to the Merger Agreement (the “Locked Shares”) are subject to contractual restrictions on transfer. The Locked Shares will be released from such restrictions on November 3, 2024. The remaining 50% of the Class A Shares issued by the Company pursuant to the Merger Agreement (the “Unlocked Shares”) are not subject to contractual restrictions on transfer. Pursuant to the Registration Rights and Lockup Agreement, the Company agreed to file (i) a resale registration statement with respect to the Unlocked Shares within 30 days of completing the Acquisition, and to use reasonable best efforts to cause such registration statement to become effective as soon as practicable after filing, and (ii) such additional registration statements as may requested if any of the Locked Shares cannot be sold without restriction pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), at the end of the lockup period.

The foregoing descriptions of the Merger Agreement and the Registration Rights and Lockup Agreement are summaries, are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 2.1 and 10.1 hereto, respectively, and are incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition

The information set forth under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 7, 2023, the Company issued a press release providing financial results for the third quarter ended September 30, 2023.

The press release, a copy of which is attached as Exhibit 99.1 hereto, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are "forward-looking"

rather than historic. The press release also states that these and other risks relating to the Company are set forth in the documents filed by the Company with the SEC.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under Item 2.01 of this report is incorporated by reference into this Item 3.02. The 15,553,258 Class A Shares issued by the Company pursuant to the Merger Agreement were issued in a private transaction to a limited number of accredited investors in reliance on the exemption provided by Section 4(a)(2) and/or Rule 506 under the Securities Act.

Item 7.01. Regulation FD Disclosure

The information set forth under this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 7, 2023, the Company issued a press release relating to the Acquisition. The press release, a copy of which is attached as Exhibit 99.2 hereto, includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are "forward-looking" rather than historic. The press release also states that these and other risks relating to the Company are set forth in the documents filed by the Company with the SEC.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired

The financial statements required to be filed under this Item 9.01(a) will be filed by an amendment to this report no later than 71 days after the date on which this report is required to be filed.

(b) Pro forma financial information

The pro forma financial information required to be filed under this Item 9.01(b) will be filed by an amendment to this report no later than 71 days after the date on which this report is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated November 3, 2023, among Vivid Seats Inc., Viva Merger Sub I, LLC, Viva Merger Sub II, LLC, VDC Holdco, LLC, the Unitholders named therein and the Unitholders’ Representative named therein

10.1	Registration Rights and Lockup Agreement, dated November 3, 2023, among Vivid Seats Inc. and the Holders named therein
99.1	Press release issued by Vivid Seats Inc., dated November 7, 2023
99.2	Press release issued by Vivid Seats Inc., dated November 7, 2023

*Certain exhibits and schedules have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company will provide a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vivid Seats Inc.

Date:	November 7, 2023	By:	/s/ Lawrence Fey
Lawrence Fey Chief Financial Officer